UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 27, 2005

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2005 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-C)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)

         Delaware                  333-105322-08                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2005-C pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2005, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

     On December 27, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 27, 2005 as Exhibit 99.1.

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date: December 29, 2005   By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                           Name:  Mark W. McDermott
                           Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders December 27, 2005



Exhibit 99.1
Statement to Certificateholders December 27, 2005



                      Centex Home Equity Loan Trust 2005-C
                         STATEMENT TO CERTIFICATEHOLDERS
                                 December 27, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL         BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                  REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE         BALANCE        PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1        74,667,000.00      54,502,153.23     4,833,154.38     190,575.86     5,023,730.24      0.00      0.00     49,668,998.85
AF2        20,534,000.00      20,534,000.00             0.00      72,775.92        72,775.92      0.00      0.00     20,534,000.00
AF3        17,570,000.00      17,570,000.00             0.00      63,442.34        63,442.34      0.00      0.00     17,570,000.00
AF4        28,375,000.00      28,375,000.00             0.00     112,246.77       112,246.77      0.00      0.00     28,375,000.00
AF5        37,441,000.00      37,441,000.00             0.00     157,501.81       157,501.81      0.00      0.00     37,441,000.00
AF6        19,843,000.00      19,843,000.00             0.00      76,693.20        76,693.20      0.00      0.00     19,843,000.00
AV1       314,975,000.00     217,877,565.27    26,167,680.08     829,145.18    26,996,825.26      0.00      0.00    191,709,885.19
AV2       163,855,000.00     163,855,000.00             0.00     632,298.24       632,298.24      0.00      0.00    163,855,000.00
AV3       119,101,000.00     119,101,000.00             0.00     468,066.93       468,066.93      0.00      0.00    119,101,000.00
M1         45,521,000.00      45,521,000.00             0.00     186,990.15       186,990.15      0.00      0.00     45,521,000.00
M2         33,516,000.00      33,516,000.00             0.00     138,272.12       138,272.12      0.00      0.00     33,516,000.00
M3         21,010,000.00      21,010,000.00             0.00      87,051.43        87,051.43      0.00      0.00     21,010,000.00
M4         19,509,000.00      19,509,000.00             0.00      83,433.49        83,433.49      0.00      0.00     19,509,000.00
M5         16,508,000.00      16,508,000.00             0.00      71,039.43        71,039.43      0.00      0.00     16,508,000.00
M6         17,508,000.00      17,508,000.00             0.00      76,120.89        76,120.89      0.00      0.00     17,508,000.00
M7         14,507,000.00      14,507,000.00             0.00      68,876.01        68,876.01      0.00      0.00     14,507,000.00
B1         16,508,000.00      16,508,000.00             0.00      80,577.38        80,577.38      0.00      0.00     16,508,000.00
B2         18,008,000.00      18,008,000.00             0.00      95,102.25        95,102.25      0.00      0.00     18,008,000.00
R                   0.00               0.00             0.00           0.00             0.00      0.00      0.00              0.00
TOTALS    998,956,000.00     881,693,718.50    31,000,834.46   3,490,209.40    34,491,043.86      0.00      0.00    850,692,884.04
XIO     1,000,474,983.03     894,689,765.57             0.00          31.81            31.81      0.00      0.00    865,486,046.84
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CURRENT
                       BEGINNING                                                        ENDING                      PASS-THRU
CLASS     CUSIP        PRINCIPAL        PRINCIPAL       INTEREST        TOTAL          PRINCIPAL          CLASS       RATE
----------------------------------------------------------------------------------------------------------------------------------
AF1      152314NK2     729.93629354    64.72945719    2.55234387       67.28180106        665.20683635        AF1        4.196000 %
AF2      152314NL0   1,000.00000000     0.00000000    3.54416675        3.54416675      1,000.00000000        AF2        4.253000 %
AF3      152314NM8   1,000.00000000     0.00000000    3.61083324        3.61083324      1,000.00000000        AF3        4.333000 %
AF4      152314NN6   1,000.00000000     0.00000000    3.95583330        3.95583330      1,000.00000000        AF4        4.747000 %
AF5      152314NP1   1,000.00000000     0.00000000    4.20666676        4.20666676      1,000.00000000        AF5        5.048000 %
AF6      152314NQ9   1,000.00000000     0.00000000    3.86500025        3.86500025      1,000.00000000        AF6        4.638000 %
AV1      152314NR7     691.72970956    83.07859379    2.63241584       85.71100964        608.65111577        AV1        4.281250 %
AV2      152314NS5   1,000.00000000     0.00000000    3.85888890        3.85888890      1,000.00000000        AV2        4.341250 %
AV3      152314NT3   1,000.00000000     0.00000000    3.93000000        3.93000000      1,000.00000000        AV3        4.421250 %
M1       152314NU0   1,000.00000000     0.00000000    4.10777773        4.10777773      1,000.00000000        M1         4.621250 %
M2       152314NV8   1,000.00000000     0.00000000    4.12555556        4.12555556      1,000.00000000        M2         4.641250 %
M3       152314NW6   1,000.00000000     0.00000000    4.14333317        4.14333317      1,000.00000000        M3         4.661250 %
M4       152314NX4   1,000.00000000     0.00000000    4.27666667        4.27666667      1,000.00000000        M4         4.811250 %
M5       152314NY2   1,000.00000000     0.00000000    4.30333354        4.30333354      1,000.00000000        M5         4.841250 %
M6       152314NZ9   1,000.00000000     0.00000000    4.34777759        4.34777759      1,000.00000000        M6         4.891250 %
M7       152314PA2   1,000.00000000     0.00000000    4.74777762        4.74777762      1,000.00000000        M7         5.341250 %
B1       152314PB0   1,000.00000000     0.00000000    4.88111098        4.88111098      1,000.00000000        B1         5.491250 %
B2       152314PC8   1,000.00000000     0.00000000    5.28111117        5.28111117      1,000.00000000        B2         5.941250 %
TOTALS                 882.61516874    31.03323316    3.49385699       34.52709014        851.58193558
XIO      N/A           894.26500487     0.00000000    0.00003179        0.00003179        865.07515082        XIO        0.000000 %
---------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                Lauren M Grunley
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, Floor: 6,
                          New York, New York 100042413
                              Tel: (212) 623-5428
                              Fax: (212) 623-5931

               --------------------------------------------------

Sec. 7.09(ii)          Distributions Allocable to Principal

                       Group I
                       Scheduled Monthly Payments                                                               195,822.70
                       Curtailments                                                                             36,077.20
                       Prepayments in Full                                                                      4,321,076.93
                       Loans Repurchased by Seller                                                              0.00
                       Substitution Amounts                                                                     0.00
                       Net Liquidation Proceeds                                                                 0.00

                       Group II
                       Scheduled Monthly Payments                                                               424,725.94
                       Curtailments                                                                             304,134.05
                       Prepayments in Full                                                                      23,921,881.91
                       Loans Repurchased by Seller                                                              0.00
                       Substitution Amounts                                                                     0.00
                       Net Liquidation Proceeds                                                                 0.00

                       Group I Subordination Increase Amount                                                    1,797,115.73
                       Group I Excess Overcollateralization Amount                                              0.00

Sec. 7.09(iv)          Class Interest Carryover Shortfall
                       Class AF1                                                                                0.00
                       Class AF2                                                                                0.00
                       Class AF3                                                                                0.00
                       Class AF4                                                                                0.00
                       Class AF5                                                                                0.00
                       Class AF6                                                                                0.00
                       Class AV1                                                                                0.00
                       Class AV2                                                                                0.00
                       Class AV3                                                                                0.00
                       Class M1                                                                                 0.00
                       Class M2                                                                                 0.00
                       Class M3                                                                                 0.00
                       Class M4                                                                                 0.00
                       Class M5                                                                                 0.00
                       Class M6                                                                                 0.00
                       Class M7                                                                                 0.00
                       Class B                                                                                  0.00
                       Class B                                                                                  0.00

Sec. 7.09(v)           Class Principal Carryover Shortfall
                       Group I Subordinate Certificates
                       Class M1                                                                                 0.00
                       Class M2                                                                                 0.00
                       Class M3                                                                                 0.00
                       Class M4                                                                                 0.00
                       Class M5                                                                                 0.00
                       Class M6                                                                                 0.00
                       Class M7                                                                                 0.00
                       Class B1                                                                                 0.00
                       Class B2                                                                                 0.00

Sec. 7.09(vi)          Aggregate Loan Balance of Each Group
                       Group I Beginning Aggregate Loan Balance                                                 180,214,503.15
                       Group I Ending Aggregate Loan Balance                                                    175,661,526.32

                       Group II Beginning Aggregate Loan Balance                                                714,475,262.41
                       Group II Ending Aggregate Loan Balance                                                   689,824,520.51

Sec. 7.09(vii)         Overcollateralization
                       Total Overcollateralization Amount                                                       14,793,162.79
                       Total Required Overcollateralization Amount                                              32,515,163.59

Sec. 7.09(viii)        Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)          Substitution Amounts
                       Group I                                                                                  0.00
                       Group II                                                                                 0.00

Sec. 7.09(ix)          Loan Purchase Price Amounts
                       Group I                                                                                  0.00
                       Group II                                                                                 0.00

Sec. 7.09(x)           Weighted Average Net Coupon Rate
                       Group I                                                                                  8.0005%
                       Group II                                                                                 6.8624%

Sec. 7.09(xii)         Monthly Remittance Amount
                       Group I                                                                                  5,754,981.60
                       Group II                                                                                 28,737,062.26

Sec. 7.09(xiii)        Weighted Average Gross Margin
                       Group II Loans                                                                           5.9167%

Sec. 7.09(xiv)         Largest Loan Balance
                       Group I                                                                                  608,141.65
                       Group II                                                                                 973,513.14

Sec. 7.09(xv)          Basic Principal Amount
                       Group I                                                                                  4,552,976.83
                       Group II                                                                                 24,650,741.90

Sec. 7.09(xvi)         Net Wac Cap Carryover Paid
                       Group I                                                                                  0.00
                       Group II                                                                                 0.00
                       Subordinate                                                                              0.00

Sec. 7.09(xvi)         Remaining Net Wac Cap Carryover
                       Group I                                                                                  0.00
                       Group II                                                                                 0.00
                       Group Subordinate                                                                        0.00

Sec. 7.09(xviii)       Net Wac Cap
                       Group I Net WAC Cap                                                                      8.00%
                       Group II Net WAC Cap                                                                     6.43%
                       Subordinate Net WAC Cap                                                                  6.43%

Sec. 7.09(xix)         Applied Realized Loss Amounts
                       Subordinate Certificates
                       Class M1                                                                                 0.00
                       Class M2                                                                                 0.00
                       Class M3                                                                                 0.00
                       Class M4                                                                                 0.00
                       Class M5                                                                                 0.00
                       Class M6                                                                                 0.00
                       Class M7                                                                                 0.00
                       Class B1                                                                                 0.00
                       Class B2                                                                                 0.00

Sec. 7.09(xx)          Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)        Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                              Delinquency by Group
                              Group  1
                              Category              Number                 Principal Balance          Percentage
                              1 Month                          58            3,966,954.57             2.26 %
                              2 Month                          11              707,937.26             0.40 %
                              3 Month                           2              142,427.68             0.08 %
                              Total                            71            4,817,319.51             2.74 %

                              Delinquency by Group
                              Group  2
                              Category              Number                 Principal Balance          Percentage
                              1 Month                         189           25,423,048.97             3.69 %
                              2 Month                          50            8,021,649.90             1.16 %
                              3 Month                          21            2,849,064.50             0.41 %
                              Total                           260           36,293,763.37             5.26 %

                              Delinquency Totals
                              Group Totals
                              Category              Number                 Principal Balance          Percentage
                              1 Month                         247           29,390,003.54             3.40 %
                              2 Month                          61            8,729,587.16             1.01 %
                              3 Month                          23            2,991,492.18             0.35 %
                              Total                           331           41,111,082.88             4.75 %

Sec. 7.09(b)(ii)       Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                              Foreclosure by Group
                              Group                   Number of         Principal Balance           Percentage
                              Number                  Loans

                                    1                           13         818,021.68                     0.47%
                                    2                           47       5,516,516.74                     0.80%

                              Foreclosure Totals
                              Number of            Principal                Percentage
                              Loans                Balance

                                         60        6,334,538.42                    0.73%


Sec. 7.09(b)(iii)      Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                              Bankruptcy by Group
                              Group                 Number of             Principal Balance           Percentage
                              Number                Loans

                                    1                         15           1,202,497.18                     0.68%
                                    2                         51           7,262,490.46                     1.05%

                              Bankruptcy Totals
                              Number of                Principal               Percentage
                              Loans                    Balance

                                         66            8,464,987.64                   0.98%

Sec. 7.09(b)(iii)      Balloon Loans
                       Number of Balloon Loans                                                                    29.00
                       Balance of Balloon Loans                                                                   1,612,739.24

Sec. 7.09(b)(iv)       Number and Aggregate Principal Amounts of REO Loans
                              REO by Group
                              Group            Number of              Principal Balance           Percentage
                              Number           Loans

                                    1                     1               49,947.96                     0.03%
                                    2                     5              542,817.58                     0.08%

                              REO Totals
                              Number of          Principal                 Percentage
                              Loans              Balance

                                         6         592,765.54                     0.07%

Sec. 7.09(b)(v)        Book Value of REO Loans
                       Group I                                                                                     56,901.76
                       Group II                                                                                    594,301.04

Sec. 7.09(b)(vi)       Realized Losses
                       Group I:
                       Monthly Realized Losses                                                                     0.00
                       Cumulative Realized Losses                                                                  206.55
                       Group II:
                       Monthly Realized Losses                                                                     0.00
                       Cumulative Realized Losses                                                                  0.00

Sec. 7.09(b)(vii)      Net Liquidation Proceeds
                       Group I                                                                                     0.00
                       Group II                                                                                    0.00

Sec. 7.09(b)(viii)     Group I 60+ Delinquency Percentage (Rolling Three Month)                                    1.2370%

Sec. 7.09(b)(ix)       Cumulative Loss Percentage                                                                  0.00%
                       Cumulative Realized Losses Since Cut-Off Date                                               206.55
                       Aggregate Loan Balance as of the Cut-Off Date                                               1,000,466,572.08

Sec. 7.09(b)(x)        Has a Trigger Event Occurred?                                                               NO

                       1-Month LIBOR for Current Distribution Date                                                 4.19125%


Copyright 2005 J.P. Morgan Chase & Co.  All rights reserved.